SECURITIES AND EXCHANGE COMMISSION
                     WASHINGTON, D.C. 20549


                         _______________


                            FORM 8-K

                         CURRENT REPORT

             PURSUANT TO SECTION 13 OR 15(d) OF THE
                 SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported):  March 30, 1994



                          Gottschalks Inc.
       (Exact name of registrant as specified in charter)



     Delaware                 1-09100            77-0159791
(State or other juris-      (Commission         (IRS employer
diction of incorporation)   file number)      Identification No.)



7 Riverpark Place East, Fresno, California           93720
  (Address of principal executive office)          (Zip Code)



Registrant's telephone number, including area code: (209)434-8000




  (Former name or former address, if changed since last report)

Item 2.   Acquisition or Disposition of Assets.

          On March 30, 1994, the registrant, Gottschalks Inc. (the "Company"), sold all of its accounts receivable arising under its private label consumer revolving credit card accounts (the "Accounts"), and entered into new loan agreements with Wells Fargo Bank, National Association ("Wells Fargo") and Barclays Business Credit, Inc. ("Barclays"). The Company applied the aggregate proceeds of these transactions, approximately $81 million, to pay off the Company's revolving credit facility with Wells Fargo, which was due to expire June 30, 1994, and its $11 million Senior Notes due 1996, which were held by Teachers Insurance and Annuity Association.

          Securitization of Receivables.

          In connection with an asset-backed securitization program, the Company sold all accounts receivable (the "Receivables") (together with the rights to all collections and recoveries on such Receivables) arising under the Accounts to a wholly-owned special purpose subsidiary known as Gottschalks Credit Receivables Corporation ("GCRC") for an aggregate of approximately $40 million, and GCRC transferred and conveyed the purchased Receivables to a newly-formed trust known as the Gottschalks Credit Card Master Trust (the "Trust").

          Subsequent to March 30, 1994, all Receivables arising under all of the Company's Accounts will automatically be sold to GCRC and conveyed to the Trust upon origination of the Receivables by the Company until the termination of the Trust. However, subject to the satisfaction of certain conditions, GCRC has the right to remove certain randomly selected Accounts from the program, to remove all Receivables associated with such removed Accounts from the Trust and to reassign such Receivables to the Company. In addition, subject to the satisfaction of certain conditions, GCRC has the right to block the automatic sale and transfer of Receivables arising under Accounts established from and after a specified date.

          The Company will continue to service and administer the Receivables, but may be removed as servicer for various reasons including breach of specified obligations. The Company receives a monthly servicing fee as compensation for its services as servicer.

          On March 30, 1994, the Trust issued $40,000,000 7.35%
Fixed Base Class A-1 Credit Card Certificates (the "Fixed Base Certificates") to two third-party investors. In addition, on March 30, 1994, the Trust issued an Exchangeable Certificate and a Subordinated Certificate to GCRC, which certificates represent GCRC's retained interest in the Receivables. The Trust has also been authorized to issue a $15,000,000 Variable Base Class A-2 Credit Card Certificate (the "Variable Base Certificate"). The Variable Base Certificate has not been issued. Upon issuance, the Variable Base Certificate will bear interest at a LIBOR-based variable rate to be determined at issuance, in any event not to exceed 12%. When issued, the Variable Base Certificate will rank equal in priority with the Fixed Base Certificates and the Exchangeable Certificate. The Subordinated Certificate is subordinated to the Fixed Base Certificates and, upon issuance of the Variable Base Certificate, will also be subordinated to the Variable Base Certificate. In addition to the Fixed Base Certificates and Variable Base Certificate, GCRC may, from time to time, and upon the satisfaction of certain conditions, offer additional series of certificates to be issued by the Trust.

          As a special purpose entity, GCRC will not engage in any activities except the purchase of Receivables from the Company and the transfer of such Receivables to trusts formed by GCRC, including the Trust. The sale of Receivables by the Company to GCRC is intended to qualify for treatment as a "true sale" of the Receivables for purposes of the United States Bankruptcy Code. In addition, GCRC is required to be operated so as to avoid substantive consolidation with the Company in the event of a bankruptcy of the Company, and the assets of GCRC will generally not be available to the creditors of the Company.

          Barclays Loan Agreement.

          The Company's loan agreement with Barclays provides for the extension by Barclays to the Company of a senior secured credit facility of up to $35 million due March 30, 1997, bearing interest at a variable rate equal to LIBOR plus 3%. The Company's obligations to Barclays are secured by a first priority security interest in all of the Company's non-real property assets (other than certain property, plant and equipment) and a second priority security interest in certain real property assets of the Company (including certain property, plant and equipment).

          Wells Fargo Loan Agreement.

          In connection with the foregoing transactions, the Company terminated its revolving credit facility with Wells Fargo. The Company's preexisting $18.6 million term loan with Wells Fargo, which is due June 30, 1996, remains outstanding. In addition, on March 30, 1994 Wells Fargo extended to the Company a new term loan due June 30, 1994 in the original principal amount of $6 million. The Company's obligations to Wells Fargo are secured by a first priority security interest in certain real property assets of the Company (including certain property, plant and equipment) and by a second priority security interest in all of the Company's non-real property assets (other than certain property, plant and equipment).

          Additional Long-Term Financings.

          In connection with its loan agreements with Barclays and Wells Fargo, the Company has agreed to enter into an additional long term financing transaction prior to June 30, 1994 and to use proceeds of that financing to payoff the $6 million Wells Fargo term note and to reduce by $5 million the Company's outstanding indebtedness to Barclays. The Company anticipates entering into a sale-leaseback transaction or other long-term financing, but no definitive agreement has yet been reached.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

          (c) Exhibits:

Exhibit 10.72  Receivables Purchase Agreement dated as of March
               30, 1994 by and between Gottschalks Credit
               Receivables Corporation and Gottschalks Inc.

Exhibit 10.73  Pooling and Servicing Agreement dated as of March
               30, 1994 by and among Gottschalks Credit
               Receivables Corporation, Gottschalks Inc. and
               Bankers Trust Company

Exhibit 10.74  Series 1994-1 Supplement To Pooling and Servicing
               Agreement dated as of March 30, 1994 by and among Gottschalks Credit Receivables Corporation,
               Gottschalks Inc. and Bankers Trust Company

Exhibit 10.75 Loan and Security Agreement dated March 30, 1994 by and between Barclays Business Credit, Inc. and Gottschalks Inc.

Exhibit 10.76 Intercreditor Agreement dated March 30, 1994 by and among Gottschalks Inc., Barclays Business
               Credit, Inc. and Wells Fargo, National Association

Exhibit 10.77  Assignment and Acceptance by and between Wells
               Fargo Bank, National Association and Barclays
               Business Credit, Inc.

Exhibit 10.78 1994 Amended and Restated Credit Agreement dated as of March 30, 1994 by and between Gottschalks
               Inc. and Wells Fargo Bank, National Association

Exhibit 10.79  First Amendment to Second Amended and Restated
               Security Agreement dated as of March 30, 1994 by and between Gottschalks Inc. and Wells Fargo Bank,
               National Association
                           SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        Gottschalks Inc.
                                          (Registrant)


Date: April 14, 1994               By:  /s/ Alan Weinstein

                                        Alan Weinstein
                                        Senior Vice President and
                                        Chief Financial Officer
                          EXHIBIT INDEX


Exhibit                  Description

10.72          Receivables Purchase Agreement dated as of March
               30, 1994 by and between Gottschalks Credit
               Receivables Corporation and Gottschalks Inc.

10.73          Pooling and Servicing Agreement dated as of March
               30, 1994 by and among Gottschalks Credit
               Receivables Corporation, Gottschalks Inc. and
               Bankers Trust Company

10.74          Series 1994-1 Supplement To Pooling and Servicing
               Agreement dated as of March 30, 1994 by and among Gottschalks Credit Receivables Corporation,
               Gottschalks Inc. and Bankers Trust Company

10.75 Loan and Security Agreement dated March 30, 1994 by and between Barclays Business Credit, Inc. and Gottschalks Inc.

10.76 Intercreditor Agreement dated March 30, 1994 by and among Gottschalks Inc., Barclays Business
               Credit, Inc. and Wells Fargo, National Association

10.77          Assignment and Acceptance by and between Wells
               Fargo Bank, National Association and Barclays
               Business Credit, Inc.

10.78 1994 Amended and Restated Credit Agreement dated as of March 30, 1994 by and between Gottschalks
               Inc. and Wells Fargo Bank, National Association

10.79          First Amendment to Second Amended and Restated
               Security Agreement dated as of March 30, 1994 by and between Gottschalks Inc. and Wells Fargo Bank,
               National Association